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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 August 21, 2001
                                ----------------
                                (Date of Report)


                             Premier Axium ASP, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


           Nevada                     000-30567               88-0422308
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

                  10922 Coppola Street, Las Vegas, Nevada 89141
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (702) 616-1986
                                 --------------
              (Registrant's telephone number, including area code)


                           Last Company Clothing, Inc.
                           ---------------------------
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events

The Registrant is delayed in filing its Form 10-QSB for the quarterly period ending June 30, 2001 because the officer of the Registrant responsible for accounting matters for such period failed to adequately discharge his duties, as the steps required to prepare the financial statements necessary to file the Form 10-QSB in a timely fashion were not taken. The newly appointed officer of the Registrant responsible for such matters is currently discharging such duties in order to permit the filing of such quarterly report as soon as practicable.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 21, 2001

                               PREMIER AXIUM ASP, INC.



                               By:    /s/ Christine McKiernan
                                  ---------------------------------------------
                               Name:  Christine McKiernan
                               Title: President and Chief Operating Officer